                                                                      EXHIBIT 99


N E W S   R E L E A S E




                                                       [UNITEDHEALTH GROUP LOGO]






Contacts:           John S. Penshorn
                    Director of Capital Markets
                    Communications & Strategy
                    952-936-7214


                    Patrick J. Erlandson
                    Chief Financial Officer
                    952-936-5901


(For Immediate Release)


                        UNITEDHEALTH GROUP REPORTS RECORD
                 SECOND QUARTER NET EARNINGS OF $0.71 PER SHARE

               o    REVENUES FOR SECOND QUARTER EXCEEDED $7 BILLION, UP 17%

               o    OPERATING MARGIN REACHED DOUBLE DIGITS

               o    OPERATING CASH FLOWS OF $765 MILLION

               o    RETURN ON EQUITY EXCEEDED 38%

               o    EARNINGS PER SHARE INCREASED 39%


MINNEAPOLIS (July 17, 2003) -- UnitedHealth Group (NYSE: UNH) achieved record results in the second quarter of 2003, reported Chairman and CEO William W. McGuire, M.D. today. Second quarter results were driven by strong performance across the family of UnitedHealth Group operating businesses.

                           [UNITEDHEALTH GROUP LOGO]


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QUARTERLY FINANCIAL PERFORMANCE

                                                     THREE MONTHS ENDED
                                                     ------------------
                                         JUNE 30,         MARCH 31,         JUNE 30,
                                           2003              2003             2002
                                           ----              ----             ----
Revenues                              $7.09 billion     $6.98 billion    $6.08 billion

Earnings From Operations               $709 million      $653 million     $523 million

Operating Margin                           10.0%              9.4%             8.6%
---------------------------------------------------------------------------------------



UNITEDHEALTH GROUP HIGHLIGHTS

     o Second quarter earnings per share of $0.71 increased 39 percent from $0.51 in the second quarter of 2002, and improved 6 cents or 9 percent from the first quarter of 2003.

     o Second quarter consolidated net earnings increased to $439 million, up $114 million or 35 percent year-over-year and $36 million or 9 percent on a sequential quarter basis.

     o Consolidated revenues increased $1 billion or 17 percent year-over-year to exceed $7.0 billion, reflecting balanced growth across the Company's business segments.

     o Operating costs were 16.9 percent of revenues in the second quarter, an improvement of 80 basis points from the second quarter of 2002 and 30 basis points from the first quarter of 2003.

     o Earnings from operations increased to $709 million in the second quarter, up $186 million or 36 percent over the prior year, and up $56 million or 9 percent sequentially.

     o Consolidated second quarter operating margin improved to 10.0 percent from 8.6 percent in the second quarter of 2002.

     o    Excluding the AARP division of Ovations,

          o June 30, 2003 receivables decreased $17 million or 3 percent sequentially to $494 million, and declined $83 million year-over-year, even as related quarterly revenues increased $936 million year-over-year or 18 percent during this time frame. At June 30, there were approximately seven days sales outstanding in receivables.

          o Medical costs days payable, at 68 days, increased two days in the quarter and were at the high end of the range over the past four years of 64 to 68 days. Medical costs payable increased $64 million or 2 percent in the second quarter, $302 million or 11 percent year-to-date, and $509 million or 19 percent year-over-year, standing at $3.15 billion at June 30, 2003.


     o During the second quarter the Company realized favorable development of $50 million in its estimates of medical costs incurred in 2002, bringing the year-to-date effect of changes in estimates to $110 million or 0.6 percent of the $18 billion in medical costs reported for 2002. This marks the fifth consecutive year in which initial medical cost estimates developed favorably. Additionally, the Company realized $50 million in positive development related to estimates of medical costs incurred in the first quarter of 2003. This change in estimate of expenses incurred within the first quarter of 2003 had no effect on year-to-date earnings of $1.36 per share.

     o Cash flows from operations were $765 million for the second quarter, up 16 percent year-over-year. Year-to-date cash flows from operations of $1.5 billion increased 45 percent over the level achieved in the first six months of 2002.


     o The Company repurchased approximately 8 million shares in the second quarter.

     o    Second quarter 2003 annualized return on equity reached 38.5 percent.


CLOSING COMMENT

"Our operating units are currently experiencing strong new business sales for 2004 and have significant sales opportunities still emerging. The resulting market share gains, coupled with our continuing service and quality advances, business process improvements, care delivery network strength and distinctive clinical services lead us to expect strong revenue, operating margin, cash flow and return on capital performance over the balance of 2003 and in 2004," Dr. McGuire concluded. "Specifically, we expect full-year 2003 earnings growth of around 34 percent to approximately $2.85 per share, and we now foresee growth in earnings per share in 2004 of 18 percent to 20 percent on this expanded earnings base."

BUSINESS DESCRIPTION
UnitedHealth Group is a diversified health and well-being company that provides a broad spectrum of resources and services to help people improve their health and well-being through all stages of life. Consolidated UnitedHealth Group operating results include the operating performance of the Company's four reportable business segments -- Health Care Services (which includes the results of UnitedHealthcare, AmeriChoice and Ovations), Uniprise, Specialized Care Services and Ingenix.

FORWARD-LOOKING STATEMENTS
This news release may contain statements, estimates or projections that constitute "forward-looking" statements as defined under U.S. federal securities laws. Generally the words "believe," "expect," "intend," "estimate," "anticipate," "project," "will" and similar expressions identify forward-looking statements, which generally are not historical in nature. By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations or projections. A list and description of some of the risks and uncertainties can be found in our reports filed with the Securities and Exchange Commission from time to time, including our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Except to the extent otherwise required by federal securities laws, we do not undertake to publicly update or revise any forward-looking statements.

EARNINGS CONFERENCE CALL
As previously announced, UnitedHealth Group will discuss the Company's second quarter results, strategy and future outlook on a conference call with investors at 8:45 a.m. Eastern time today. UnitedHealth Group will host a live webcast of this conference call from the Company's Web site (http://www.unitedhealthgroup.com). The conference call webcast is open to all interested parties.


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    [UNITEDHEALTHCARE(R) LOGO]                             [OVATIONS LOGO]
A UnitedHealth Group Company                    A UnitedHealth Group Company


                               [AMERICHOICE LOGO]
                         A UnitedHealth Group Company



BUSINESS DESCRIPTION -- HEALTH CARE SERVICES
The Health Care Services segment consists of the UnitedHealthcare, AmeriChoice and Ovations business units. UnitedHealthcare coordinates network-based health and well-being services on behalf of local employers and consumers. AmeriChoice facilitates and manages health care services for state Medicaid programs and their beneficiaries. Ovations delivers health and well-being services to Americans over the age of 50, including the administration of supplemental health insurance coverage on behalf of AARP.

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QUARTERLY FINANCIAL PERFORMANCE

                                               THREE MONTHS ENDED
                                               ------------------
                                   JUNE 30,          MARCH 31,        JUNE 30,
                                     2003              2003             2002
                                     ----              ----             ----
Revenues                        $6.11 billion     $6.01 billion     $5.24 billion

Earnings From Operations         $450 million      $402 million     $314 million

Operating Margin                      7.4%              6.7%             6.0%
------------------------------ ----------------- ----------------- ----------------


KEY DEVELOPMENTS FOR HEALTH CARE SERVICES

     o Revenues for Health Care Services grew $864 million or 16 percent year-over-year in the second quarter of 2003.

     o Second quarter Health Care Services operating earnings of $450 million increased $136 million or 43 percent year-over-year and $48 million or 12 percent sequentially.

     o Second quarter operating margin of 7.4 percent expanded 140 basis points year-over-year and 70 basis points sequentially.

     o Second quarter revenues of $3.8 billion for UnitedHealthcare increased 14 percent year-over-year.

     o UnitedHealthcare commercial membership was essentially flat during the second quarter as growth in new customers served offset the effects of employment attrition at existing customers due to weak business conditions in the U.S. economy. Over the past 12 months
          UnitedHealthcare expanded its business to more than 200,000 new people, bringing total individuals served to 7.8 million.

     o UnitedHealthcare's commercial medical care ratio of 80.7 percent was slightly lower than 81.6 percent in the second quarter of 2002 and
          81.5 percent in the first quarter of 2003.

     o AmeriChoice increased enrollment by 25,000 in the second quarter of 2003, and now serves nearly 1.1 million people.

     o The AmeriChoice business generated strong operational performance in the second quarter of 2003, as the application of its Personal Care Model continued to drive effective and appropriate use of clinical resources while the operating cost profile of the business improved.

     o Ovations reported record revenues of $1.6 billion in the second quarter, up $75 million or 5 percent year-over-year and $23 million or 1 percent from first quarter 2003.

     o The actively marketed standardized Medicare supplement program, managed by Ovations on behalf of AARP, realized a net 60,000 increase in subscribers in the second quarter of 2003. The active program subscriber growth rate has continued to accelerate and reached 14 percent on a year-over-year basis.

                                [UNIPRISE(R) LOGO]
                         A UnitedHealth Group Company


BUSINESS DESCRIPTION
Uniprise provides network-based health and well-being services, business-to-business transaction processing services, consumer connectivity, and technology support services to large employers and health plans.

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QUARTERLY FINANCIAL PERFORMANCE

                                                      THREE MONTHS ENDED
                                                      ------------------
                                          JUNE 30,         MARCH 31,         JUNE 30,
                                            2003              2003             2002
                                            ----              ----             ----
Revenues                                $775 million      $769 million     $662 million

Earnings From Operations                $153 million      $152 million     $129 million

Operating Margin                             19.7%             19.8%            19.5%
------------------------------------- ----------------- ----------------- ---------------


KEY DEVELOPMENTS

o Second quarter revenues of $775 million increased 17 percent over second quarter 2002, principally due to new business growth.

o Uniprise directly serves 9.2 million people in the national multi-location employer segment, having added a net total of 565,000 individuals in the past 12 months, despite overall weakness in U.S. corporate employment. Economy-related losses impacted Uniprise membership by more than 50,000 individuals in the second quarter; additionally, there was a loss of one client due to carrier consolidation and another due to a business merger.

o Operating margin of 19.7 percent expanded 20 basis points year-over-year and decreased 10 basis points sequentially. Advances in customer service and operational productivity, coupled with growth, contributed to the ongoing strong profitability of the business.

o The combination of top-line growth and margin expansion drove second quarter operating income to $153 million, an increase of $24 million or 19 percent year-over-year, and up $1 million or 1 percent from the first quarter of 2003.

                          [SPECIALIZED CARE SERVICES]
                    A UnitedHealth Group Company



BUSINESS DESCRIPTION
Specialized Care Services offers a comprehensive array of specialized benefits, networks, services and resources to help consumers improve their health and well-being.


-------------------------------------------------------------------------- ---------------
QUARTERLY FINANCIAL PERFORMANCE

                                                       THREE MONTHS ENDED
                                                       ------------------
                                           JUNE 30,         MARCH 31,         JUNE 30,
                                             2003              2003             2002
                                             ----              ----             ----
Revenues                                 $463 million      $454 million     $375 million

Earnings From Operations                  $93 million       $88 million      $68 million

Operating Margin                              20.1%             19.4%            18.1%
-------------------------------------- ----------------- ----------------- ---------------


KEY DEVELOPMENTS

o Second quarter revenues rose to $463 million, up $88 million or 23 percent year-over-year, and up $9 million or 2 percent from the first quarter of 2003, with strong customer growth across the portfolio of companies in this segment.

o Every business unit contributed to year-over-year revenue growth, led by very strong performances from Dental Benefit Providers, Spectera, United Behavioral Health, ACN Group and Unimerica.


o The Specialized Care Services operating margin of 20.1 percent expanded 2 percentage points from the second quarter of 2002 and 70 basis points sequentially. The operating margin improvement reflected a continuation of the segment's significant progress in aligning assets, technology and operating platforms to improve performance.

o In the second quarter, operating earnings of $93 million increased $25 million or 37 percent year-over-year and $5 million or 6 percent sequentially.

                                 [INGENIX LOGO]
                    A UnitedHealth Group Company


BUSINESS DESCRIPTION
Ingenix is an international leader in the field of health care data, analysis and application. Ingenix serves multiple health care market segments on a business-to-business basis, including pharmaceutical companies, health insurers and other payers, care providers, large employers and governments.

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QUARTERLY FINANCIAL PERFORMANCE

                                                    THREE MONTHS ENDED
                                                    ------------------
                                        JUNE 30,         MARCH 31,         JUNE 30,
                                          2003              2003             2002
                                          ----              ----             ----
Revenues                              $126 million      $121 million     $109 million

Earnings From Operations               $13 million       $11 million      $12 million

Operating Margin                          10.3%              9.1%            11.0%
----------------------------------- ----------------- ----------------- ---------------


KEY DEVELOPMENTS

o Ingenix revenues increased 16 percent year-over-year or $17 million to $126 million in the second quarter of 2003.

o Second quarter revenues increased $5 million from the first quarter of 2003 as sales grew sequentially even during the weakest seasonal sales quarter for the Ingenix segment.

o Ingenix operating earnings increased $1 million or 8 percent year-over-year and $2 million or 18 percent over first quarter 2003 results, as Ingenix Pharmaceutical Services results showed modest sequential improvement in earnings contribution in the second quarter.




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